                                  EXHIBIT 23(g)

         RULE 438 CONSENT OF TWO DIRECTORS OF FORTRESS BANCSHARES, INC.
           WHO WILL BECOME DIRECTORS OF REGISTRANT UPON COMPLETION OF
                                   THE MERGER

                                                                   Exhibit 23(g)


                            DIRECTOR DESIGNEE CONSENT


                         -------------------------------

         The undersigned hereby consents to being named in this Registration Statement on Form S-4 of Merchants and Manufacturers Bancorporation, Inc. (the "Registrant") as a designee to serve as a director of the Registrant contingent upon the acquisition by the Registrant of all of the capital stock of Fortress Bancshares, Inc., Westby, Wisconsin ("Fortress") pursuant to the terms of the Agreement and Plan of Merger as of May 31, 2002, between Registrant and Fortress.

         IN WITNESS WHEREOF, the undersigned has executed this consent in his own hand on this 13th day of September, 2002.




                                           /s/ Donald A. Zellmer
                                         ---------------------------------
                                         Donald A. Zellmer





                                     23(g)-1

                                                                   Exhibit 23(g)


                            DIRECTOR DESIGNEE CONSENT


                         -------------------------------

         The undersigned hereby consents to being named in this Registration Statement on Form S-4 of Merchants and Manufacturers Bancorporation, Inc. (the "Registrant") as a designee to serve as a director of the Registrant contingent upon the acquisition by the Registrant of all of the capital stock of Fortress Bancshares, Inc., Westby, Wisconsin ("Fortress") pursuant to the terms of the Agreement and Plan of Merger as of May 31, 2002, between Registrant and Fortress.

         IN WITNESS WHEREOF, the undersigned has executed this consent in his own hand on this 13th day of September, 2002.



                                          /s/ Duane H. Bluemke
                                          -----------------------------
                                          Duane H. Bluemke




                                     23(g)-2